UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2009 (August 7, 2009)

LED POWER GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-32565 (Commission File No.)	98-0501477 (IRS Employer Identification No.)

1694 Falmouth Road, Suite 150
Centerville, MA 02632
 (Address and telephone number of principal executive offices) (Zip Code)

(508) 362-4420
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 to LED Power Group, Inc.’s (the “Company”) current report on Form 8-K originally filed with the Securities and Exchange Commission on August 7, 2009 is in response to a comment letter received from the Securities and Exchange Commission regarding the Company’s former auditors, Moore & Associates, Chartered (“Moore”).

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Accountants

(i)          On August 3, 2009, Moore & Associates, Chartered (“Moore”) was dismissed as the Company’s independent accountant.

(ii)         Moore’s report on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 contained a modified opinion on the uncertainty of the Company to continue as a going concern because of the Company’s recurring losses.

(iii)        The Company’s Board of Directors approved the decision to change independent accountants.

(iv)        During the last two fiscal years ended December 31, 2008 and 2007, and further through the date of dismissal of Moore, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Moore, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as required by Item 304(a)(1)(iv) of Regulation S-K.

(v)         During the last two fiscal years ended December 31, 2008 and 2007, and further through the date of dismissal of Moore, Moore did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)       On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

(vii)     The Company requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Due to the circumstances set forth above, the Company has not been successful in obtaining a new consent letter from Moore for this Amendment No.1 to Form 8-K.

(b)	New Independent Accountants

On August 7, 2009, the Company engaged Weaver & Martin LLC (“Weaver”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2009. During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with Weaver regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Weaver concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16        Due to the circumstances set forth above, the Company was unable to obtain a new consent letter for this Amendment No. 1 to Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LED POWER GROUP, INC.,
a Nevada Corporation

Dated: September 9, 2009	/s/ John J. Lennon
John J. Lennon, President and Chief Executive Officer